UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2016

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accounting

(a)    Prior Independent Registered Public Accounting Firm

On March 30, 2016 the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Avid Technology, Inc. (the “Company”) completed a selection process for its independent auditors conducted in connection with the Company’s previously announced cost efficiency program and dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, effective immediately.

The audit reports of Deloitte on the Company’s financial statements for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the subsequent interim period through March 30, 2016, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of such disagreement in connection with its report. During the two most recent fiscal years and the subsequent interim period through March 30, 2016, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K, except that, as previously disclosed, the Company reported that there were material weaknesses in the Company’s internal control over financial reporting as of December 31, 2015 and 2014.

The Company provided Deloitte with a copy of this Current Report on Form 8-K (the “Report”), and requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the disclosure contained in this Report, or, if not, stating the respects in which it does not agree. The Company has received the requested letter from Deloitte, and a copy of the letter is filed as Exhibit 16.1 to this Report.

(b)    New Independent Registered Public Accounting Firm

On March 30, 2016, the Committee appointed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, effective immediately.

During the two most recent fiscal years and the subsequent interim period through March 30, 2016, the Company has not consulted BDO with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated March 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: April 4, 2016	By: /s/ John W. Frederick Name: John W. Frederick Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer